EXHIBIT 99

                        COLLATERAL STRATIFICATION REPORT
                                MASTR03_4G8 15YR

================================================================================



PRODUCT TYPE                      COUNT                     UPB                %
--------------------------------------------------------------------------------
Fixed                               141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



ORIGINAL BALANCE                    COUNT                   UPB               %
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00              2             $158,504.94            0.21%
$300,000.01 - $350,000.00             7            2,315,791.57            3.06
$350,000.01 - $400,000.00            26            9,737,823.04           12.89
$400,000.01 - $450,000.00            25           10,541,097.96           13.95
$450,000.01 - $500,000.00            11            5,324,043.14            7.05
$500,000.01 - $550,000.00            15            7,915,642.17           10.48
$550,000.01 - $600,000.00            12            6,957,432.69            9.21
$600,000.01 - $650,000.00            15            9,493,600.41           12.56
$650,000.01 - $700,000.00             3            2,089,728.56            2.77
$700,000.01 - $750,000.00             8            5,894,626.53            7.80
$750,000.01 - $800,000.00             5            3,898,739.65            5.16
$800,000.01 - $850,000.00             1              827,503.20            1.10
$850,000.01 - $900,000.00             2            1,726,100.00            2.28
$900,000.01 - $950,000.00             3            2,794,733.43            3.70
$950,000.01 - $1,000,000.00           6            5,888,789.66            7.79
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: $80,000.00
Maximum: $999,999.00
Average: $537,074.06
--------------------------------------------------------------------------------



UNPAID BALANCE                      COUNT                   UPB               %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                   2             $158,504.94            0.21%
$300,000.01 - $350,000.00             7            2,315,791.57            3.06
$350,000.01 - $400,000.00            29           10,934,734.38           14.47
$400,000.01 - $450,000.00            23            9,793,879.74           12.96
$450,000.01 - $500,000.00            10            4,874,350.02            6.45
$500,000.01 - $550,000.00            15            7,915,642.17           10.48
$550,000.01 - $600,000.00            12            6,957,432.69            9.21
$600,000.01 - $650,000.00            15            9,493,600.41           12.56
$650,000.01 - $700,000.00             3            2,089,728.56            2.77
$700,000.01 - $750,000.00             8            5,894,626.53            7.80
$750,000.01 - $800,000.00             5            3,898,739.65            5.16
$800,000.01 - $850,000.00             1              827,503.20            1.10
$850,000.01 - $900,000.00             2            1,726,100.00            2.28
$900,000.01 - $950,000.00             3            2,794,733.43            3.70
$950,000.01 - $1,000,000.00           6            5,888,789.66            7.79
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: $77,321.16
Maximum: $999,999.00
Average: $535,916.01
--------------------------------------------------------------------------------



GROSS RATE                          COUNT                   UPB               %
--------------------------------------------------------------------------------
5.001% - 5.250%                       7           $3,824,624.15            5.06%
5.251% - 5.500%                      50           26,056,472.79           34.48
5.501% - 5.750%                      57           31,680,678.78           41.93
5.751% - 6.000%                      23           12,911,243.62           17.09
6.001% - 6.250%                       1              581,009.40            0.77
6.251% - 6.500%                       1              351,623.27            0.47
6.501% - 6.750%                       1               77,321.16            0.10
6.751% - 7.000%                       1               81,183.78            0.11
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 5.250%
Maximum: 7.000%
Weighted Average: 5.645%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT
                                MASTR03_4G8 15YR

================================================================================



NET RATE                            COUNT                   UPB               %
--------------------------------------------------------------------------------
4.751% - 5.000%                       7           $3,824,624.15            5.06%
5.001% - 5.250%                      50           26,056,472.79           34.48
5.251% - 5.500%                      57           31,680,678.78           41.93
5.501% - 5.750%                      23           12,911,243.62           17.09
5.751% - 6.000%                       1              581,009.40            0.77
6.001% - 6.250%                       1              351,623.27            0.47
6.251% - 6.500%                       1               77,321.16            0.10
6.501% - 6.750%                       1               81,183.78            0.11
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 4.970%
Maximum: 6.750%
Weighted Average: 5.394%
--------------------------------------------------------------------------------



ORIGINAL TERM TO MATURITY           COUNT                   UPB               %
--------------------------------------------------------------------------------
61 - 120                              3           $1,910,352.40            2.53%
121 - 180                           138           73,653,804.55           97.47
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 120
Maximum: 180
Weighted Average: 178
--------------------------------------------------------------------------------



REMAINING TERM TO STATED MATURITY   COUNT                   UPB               %
--------------------------------------------------------------------------------
61 - 120                              3           $1,910,352.40            2.53%
121 - 180                           138           73,653,804.55           97.47
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 119
Maximum: 180
Weighted Average: 177
--------------------------------------------------------------------------------



SEASONING                           COUNT                   UPB               %
--------------------------------------------------------------------------------
<= 0                                 93          $51,751,931.84           68.49%
1 - 1                                40           20,540,042.76           27.18
2 - 2                                 4            2,435,940.97            3.22
5 - 5                                 1              326,113.17            0.43
7 - 12                                3              510,128.21            0.68
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%

--------------------------------------------------------------------------------
Minimum: 0
Maximum: 12
Weighted Average: 0
--------------------------------------------------------------------------------



FICO SCORES                         COUNT                   UPB               %
--------------------------------------------------------------------------------
0 - 0                                 1             $374,132.04            0.50%
620 - 629                             4            2,155,786.08            2.85
630 - 639                             1              602,623.84            0.80
640 - 649                             6            2,252,851.33            2.98
650 - 659                             2            1,250,000.00            1.65
660 - 669                             4            1,858,808.62            2.46
670 - 679                             8            3,846,092.53            5.09
680 - 689                             6            2,663,630.03            3.52
690 - 699                             7            3,397,434.33            4.50
700 - 709                             7            4,164,252.72            5.51
710 - 719                            10            4,837,216.09            6.40
720 - 729                             7            3,845,335.31            5.09
730 - 739                             6            2,913,222.16            3.86
740 - 749                            11            6,863,774.81            9.08
750 - 759                            10            6,453,571.84            8.54
760 - 769                            15            7,495,316.85            9.92
770 - 779                            12            7,837,894.34           10.37
780 - 789                             9            4,982,143.97            6.59
790 - 799                            11            5,472,369.06            7.24
800 - 809                             4            2,297,701.00            3.04
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 809
Weighted Average: 733
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT
                                MASTR03_4G8 15YR

================================================================================



LOAN TO VALUE RATIO                 COUNT                   UPB               %
--------------------------------------------------------------------------------
15.01% - 20.00%                       1             $425,000.00            0.56%
20.01% - 25.00%                       1              591,000.00            0.78
25.01% - 30.00%                       3            1,695,800.81            2.24
30.01% - 35.00%                       4            2,874,461.99            3.80
35.01% - 40.00%                       9            5,653,718.72            7.48
40.01% - 45.00%                       7            3,768,300.00            4.99
45.01% - 50.00%                      18           10,443,167.98           13.82
50.01% - 55.00%                      18           10,105,024.97           13.37
55.01% - 60.00%                      20           11,257,625.44           14.90
60.01% - 65.00%                      10            4,677,891.34            6.19
65.01% - 70.00%                      23           10,816,437.45           14.31
70.01% - 75.00%                      12            6,072,031.38            8.04
75.01% - 80.00%                      15            7,183,696.87            9.51
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 17.34%
Maximum: 80.00%
Weighted Average: 56.25%
--------------------------------------------------------------------------------



DTI                                 COUNT                   UPB               %
--------------------------------------------------------------------------------
<= 0.000%                             1             $945,000.00            1.25%
1.001% - 6.000%                       2            1,822,293.86            2.41
6.001% - 11.000%                      5            2,724,328.23            3.61
11.001% - 16.000%                    13            7,418,333.35            9.82
16.001% - 21.000%                    21           10,953,914.07           14.50
21.001% - 26.000%                    31           15,965,444.17           21.13
26.001% - 31.000%                    14            8,366,567.85           11.07
31.001% - 36.000%                    18            8,314,515.26           11.00
36.001% - 41.000%                    19            9,621,945.22           12.73
41.001% - 46.000%                    11            6,178,541.43            8.18
46.001% - 51.000%                     5            3,172,089.73            4.20
51.001% - 56.000%                     1               81,183.78            0.11
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 54.50%
Weighted Average: 27.08%
--------------------------------------------------------------------------------



GEOGRAPHIC CONCENTRATION            COUNT                   UPB               %
--------------------------------------------------------------------------------
California                           45          $24,648,552.46           32.62%
Illinois                             29           15,803,769.96           20.91
Michigan                             19           10,727,480.05           14.20
Kentucky                              6            3,314,987.36            4.39
Indiana                               7            3,310,489.21            4.38
Texas                                 7            3,195,765.77            4.23
Wisconsin                             5            2,974,504.78            3.94
Ohio                                  4            2,675,235.80            3.54
Louisiana                             5            2,417,835.75            3.20
Oklahoma                              3            1,762,211.56            2.33
Florida                               2            1,397,503.20            1.85
Virginia                              2            1,015,848.00            1.34
Pennsylvania                          2              741,261.86            0.98
Arizona                               2              579,390.03            0.77
Colorado                              1              491,000.00            0.65
West Virginia                         1              431,000.00            0.57
Connecticut                           1               77,321.16            0.10
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



NORTH-SOUTH CA                      COUNT                   UPB               %
--------------------------------------------------------------------------------
North CA                             19           $9,925,461.14           13.14%
South CA                             26           14,723,091.32           19.48
States Not CA                        96           50,915,604.49           67.38
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



ZIP CODE CONCENTRATION              COUNT                   UPB               %
--------------------------------------------------------------------------------
60093                                 3           $2,443,728.56            3.23%
60045                                 4            2,373,607.69            3.14
60035                                 3            2,361,999.00            3.13
90274                                 2            1,720,000.00            2.28
48236                                 2            1,352,561.26            1.79
Other                               127           65,312,260.44           86.43
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.

                        COLLATERAL STRATIFICATION REPORT
                                MASTR03_4G8 15YR

================================================================================



LOAN PURPOSE                        COUNT                   UPB               %
--------------------------------------------------------------------------------
Rate/Term Refi                      107          $59,702,116.17           79.01%
Cash Out Refi                        24           10,435,696.50           13.81
Purchase                             10            5,426,344.28            7.18
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



DOCUMENT TYPE                       COUNT                   UPB               %
--------------------------------------------------------------------------------
Full                                110          $58,586,352.01           77.53%
Full Income/Lim. Asset               27           15,283,300.00           20.23
Streamline doc                        1              945,000.00            1.25
Reduced                               1              591,000.00            0.78
Stated Income                         2              158,504.94            0.21
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



PROPERTY TYPE                       COUNT                   UPB               %
--------------------------------------------------------------------------------
1-Family                            125          $67,870,551.95           89.82%
PUD (Detached)                        9            4,548,000.00            6.02
Condo                                 4            1,790,972.33            2.37
Single Family Attached                1              581,009.40            0.77
PUD (Attached)                        1              422,000.00            0.56
Condo < 5 Floors                      1              351,623.27            0.47
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



OCCUPANCY                           COUNT                   UPB               %
--------------------------------------------------------------------------------
Primary                             136          $72,738,838.39           96.26%
Secondary                             5            2,825,318.56            3.74
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



PREPAYMENT PENALTY                  COUNT                   UPB               %
--------------------------------------------------------------------------------
N                                   141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------



BALLOON FLAG                        COUNT                   UPB               %
--------------------------------------------------------------------------------
N                                   141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



MORTGAGE INS.                       COUNT                   UPB               %
--------------------------------------------------------------------------------
Curr LTV < 80%                      141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------



ORIGINATOR                          COUNT                   UPB               %
--------------------------------------------------------------------------------
Bank of America                      40          $22,213,377.11           29.40%
Bank One                             94           50,757,099.55           67.17
General Motors Acceptance Corp        3              510,128.21            0.68
Platinum                              4            2,083,552.08            2.76
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



SERVICER                            COUNT                   UPB               %
--------------------------------------------------------------------------------
Bank of America                      40          $22,213,377.11           29.40%
Bank One                             94           50,757,099.55           67.17
GMAC                                  3              510,128.21            0.68
WF                                    4            2,083,552.08            2.76
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



FNMA FLAG                           COUNT                   UPB               %
--------------------------------------------------------------------------------
Conforming                            3             $476,291.02            0.63%
Non Conforming                      138           75,087,865.93           99.37
--------------------------------------------------------------------------------
Total:                              141          $75,564,156.95          100.00%
--------------------------------------------------------------------------------



The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.